EXHIBIT 99.1

Technical Communications Corporation Completes Restatement of Prior Financial Statements; Files Form 10-K for the year ended September 29, 2018 and Forms 10-Q/A for Fiscal 2018; and Files Forms 10-Q for the quarters ended December 29, 2018 and March 30, 2019

CONCORD, Mass., June 21, 2019 (GLOBE NEWSWIRE) -- Technical Communications Corporation (NasdaqCM: TCCO) today announced the filing of its Annual Report on Form 10-K for the fiscal year ended September 29, 2018 with the Securities and Exchange Commission. The Form 10-K contains financial statements for fiscal year 2018 and restated information for fiscal year 2017. The Company also filed its Quarterly Reports on Form 10-Q for the quarters ended December 29, 2018 and March 30, 2019.

TCC had announced financial information and results of operations for the fiscal year and quarter ended September 29, 2018 in a Current Report on Form 8-K filed on December 10, 2018. Subsequent to such filing, management conducted a review of TCC’s revenue recognition policies, including its interpretations of ASC 605, Revenue Recognition, among other matters. Based upon this review, the Audit Committee of TCC’s Board of Directors, on the recommendation of management after consultation with the Company’s independent registered public accounting firm, concluded that the Company should modify the application of its revenue recognition policies, specifically in connection with a services contract. This modification resulted in the restatement of the previously announced financial information for the fiscal year and quarter ended September 29, 2018 as set forth in the Form 8-K filed on December 10, 2018, as well as a restatement of the financial information included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and Quarterly Reports on Form 10-Q for the fiscal quarters ended December 30, 2017, March 31, 2018 and June 30, 2018.  The Company filed Quarterly Reports on Forms 10-Q/A for such periods today to reflect the restatements.

The Company believes that the restatement will have no impact on total revenue recognized over the life of the service contract that is currently in effect. Furthermore, TCC believes, based on information available to date, that the restatement will have no impact on the timing or magnitude of cash flows from operations. The impact of the modification of revenue recognition was to recognize $484,000 of revenue originally recorded in TCC’s fiscal year ended September 30, 2017 in the fiscal year ended September 29, 2018, and to recognize $1,623,000 of revenue originally recorded in the Company’s fiscal year ended September 29, 2018 in the fiscal year ending September 28, 2019. As of September 29, 2018, the Company had $2,107,000 of deferred revenue recorded on its balance sheet as a result of these modifications.

About Technical Communications Corporation
For over 50 years, TCC has specialized in superior-grade secure communications systems and customized solutions, supporting our CipherONE® best-in-class criteria, to protect highly sensitive voice, data and video transmitted over a wide range of networks. Government entities, military agencies and corporate enterprises in 115 countries have selected TCC's proven security to protect their communications. Learn more: www.tccsecure.com.

Statements made in this press release or as may otherwise be incorporated by reference herein constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to statements regarding anticipated operating results, future earnings, and the ability to achieve growth and profitability. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including but not limited to the effect of foreign political unrest; domestic and foreign government policies and economic conditions; future changes in export laws or regulations; changes in technology; the ability to hire, retain and motivate technical, management and sales personnel; the risks associated with the technical feasibility and market acceptance of new products; changes in telecommunications protocols; the effects of changing costs, exchange rates and interest rates; and the Company's ability to secure adequate capital resources. Such risks, uncertainties and other factors could cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a more detailed discussion of the risks facing the Company, see the Company’s filings with the Securities and Exchange Commission, including its Quarterly Reports on Forms 10-Q/A for the quarters ended December 30, 2017, March 31, 2018 and June 30, 2018 and its Annual Report on Form 10-K for the fiscal year ended September 29, 2018 filed with the Commission and the “Risk Factors” section included therein (as the same may be amended from time to time).

Technical Communications Corporation

Condensed consolidated statements of operations

	Three Months Ended
	(Unaudited)
	03/30/2019	03/31/2018	12/29/2018	12/30/2017

Net revenue	$1,928,000	$804,000	$1,112,000	$837,000
Gross profit	799,000	243,000	399,000	292,000
Selling, general and administrative	595,000	531,000	545,000	460,000
Product development costs	36,000	153,000	107,000	166,000
Operating income (loss)	168,000	(441,000)	(253,000)	(334,000)
Net income (loss)	173,000	(439,000)	(248,000)	(332,000)
Net income (loss) per share:
Basic	$0.09	$(0.24)	$(0.13)	$(0.18)
Diluted	$0.09	$(0.24)	$(0.13)	$(0.18)

	Six Months Ended
	(Unaudited)
	03/30/2019	03/31/2018

Net revenue	$3,041,000	$1,640,000
Gross profit	1,199,000	535,000
Selling, general and administrative	1,140,000	991,000
Product development costs	144,000	318,000
Operating loss	(85,000)	(774,000)
Net loss	(75,000)	(771,000)
Net loss per share:
Basic	$(0.04)	$(0.42)
Diluted	$(0.04)	$(0.42)

Condensed consolidated balance sheets
	03/30/2019	12/29/2018	09/29/2018
	(Unaudited)	(Unaudited)	(Unaudited)

Cash and marketable securities	$1,765,000	$1,748,000	$1,982,000
Accounts receivable - trade	285,000	202,000	560,000
Inventory	1,043,000	1,373,000	1,369,000
Other current assets	137,000	96,000	142,000
Total current assets	3,230,000	3,419,000	4,053,000
Property and equipment, net	33,000	40,000	49,000

Total assets	$3,263,000	$3,459,000	$4,102,000

Accounts payable	$248,000	$168,000	$188,000
Deferred revenue	1,249,000	1,722,000	2,107,000
Accrued expenses and other current liabilities	290,000	275,000	274,000
Total current liabilities	1,787,000	2,165,000	2,569,000
Total stockholders’ equity	1,476,000	1,294,000	1,533,000
Total liabilities and stockholders’ equity	$3,263,000	$3,459,000	$4,102,000

Condensed consolidated statements of operations (Restated)

	Three Months Ended
	(Unaudited)
	9/29/2018			9/30/2017
	As reported	Adjustment	As adjusted	As reported	Adjustment	As adjusted

Net revenue	$1,717,000	$(580,000)	$1,137,000	$1,125,000	$(435,000)	$690,000
Gross profit (loss)	836,000	(593,000)	243,000	162,000	(435,000)	(273,000)
Selling, general and administrative	481,000	(53,000)	428,000	476,000		476,000
Product development costs	132,000	(54,000)	78,000	206,000		206,000
Operating income (loss)	223,000	(486,000)	(263,000)	(520,000)	(435,000)	(955,000)
Net income (loss)	228,000	(487,000)	(259,000)	(518,000)	(435,000)	(953,000)
Net income (loss) per share:
Basic	$0.12	($0.26)	($0.14)	($0.28)	($0.24)	($0.52)
Diluted	$0.12	($0.26)	($0.14)	($0.28)	($0.24)	($0.52)

	Year Ended
	(Unaudited)
	9/29/2018			9/30/2017
	As reported	Adjustment	As adjusted	As reported	Adjustment	As adjusted

Net revenue	$5,307,000	$(1,622,000)	$3,685,000	$4,209,000	$(484,000)	$3,725,000
Gross profit	2,636,000	(1,664,000)	972,000	2,291,000	(484,000)	1,807,000
Selling, general and administrative	1,994,000	(53,000)	1,941,000	2,145,000		2,145,000
Product development costs	547,000	(26,000)	521,000	1,584,000		1,584,000
Operating income (loss)	95,000	(1,585,000)	(1,490,000)	(1,438,000)	(484,000)	(1,922,000)
Net income (loss)	105,000	(1,585,000)	(1,480,000)	(1,429,000)	(484,000)	(1,913,000)
Net income (loss) per share:
Basic	$0.06	($0.86)	($0.80)	($0.78)	($0.26)	($1.04)
Diluted	$0.06	($0.86)	($0.80)	($0.78)	($0.26)	($1.04)

Condensed consolidated balance sheets (Restated)

	9/29/2018			9/30/2017
	(Unaudited)			(Unaudited)
	As reported	Adjustment	As adjusted	As reported	Adjustment	As adjusted

Cash and marketable securities	$1,982,000		$1,982,000	$1,657,000		$1,657,000
Accounts receivable - trade	560,000		560,000	730,000		730,000
Inventory	1,369,000		1,369,000	1,358,000		1,358,000
Other current assets	142,000		142,000	136,000		136,000
Total current assets	4,053,000		4,053,000	3,881,000		3,881,000
Property and equipment, net	49,000		49,000	54,000		54,000
Total assets	$4,102,000		$4,102,000	$3,935,000		$3,935,000

Accounts payable	$173,000	15,000	$188,000	$109,000		$109,000
Accrued expenses and other current liabilities	327,000	(53,000)	274,000	326,000		326,000
Deferred revenue	-	2,107,000*	2,107,000	-	484,000	484,000
Total current liabilities	500,000	2,069,000	2,569,000	435,000	484,000	919,000
Total stockholders’ equity	3,602,000	(2,069,000)*	1,533,000	3,500,000	(484,000)	3,016,000
Total liabilities and stockholders’ equity	$4,102,000		$4,102,000	$3,935,000		$3,935,000

*Cumulative adjustment of the restatement for fiscal years ended September 29, 2018 and September 30, 2017

Condensed consolidated statements of operations (Restated)
	Three Months Ended 12/30/2017
	(Unaudited)
	As reported	Adjustment	As adjusted

Net revenue	$1,117,000	$(280,000)	$837,000
Gross profit	572,000	(280,000)	292,000
Selling, general and administrative	460,000		460,000
Product development costs	166,000		166,000
Operating loss	(54,000)	(280,000)	(334,000)
Net loss	(52,000)	(280,000)	(332,000)
Net loss per share:
Basic	($0.03)	($0.15)	($0.18)
Diluted	($0.03)	($0.15)	($0.18)

	Three Months Ended 03/31/2018			Six Months Ended 03/31/2018
	(Unaudited)			(Unaudited)
	As reported	Adjustment	As adjusted	As reported	Adjustment	As adjusted

Net revenue	$930,000	$(126,000)	$804,000	$2,046,000	$(406,000)	$1,640,000
Gross profit	351,000	(108,000)	243,000	923,000	(388,000)	535,000
Selling, general and administrative	531,000		531,000	991,000		991,000
Product development costs	135,000	18,000	153,000	300,000	18,000	318,000
Operating loss	(315,000)	(126,000)	(441,000)	(369,000)	(406,000)	(775,000)
Net loss	(313,000)	(126,000)	(439,000)	(365,000)	(406,000)	(771,000)
Net loss per share:
Basic	($0.17)	($0.07)	($0.24)	($0.20)	($0.22)	($0.42)
Diluted	($0.17)	($0.07)	($0.24)	($0.20)	($0.22)	($0.42)

	Three Months Ended 06/30/2018			Nine Months Ended 06/30/2018
	(Unaudited)			(Unaudited)
	As reported	Adjustment	As adjusted	As reported	Adjustment	As adjusted

Net revenue	$1,544,000	$(637,000)	$907,000	$3,590,000	$(1,042,000)	$2,548,000
Gross profit (loss)	877,000	(683,000)	194,000	1,790,000	(1,061,000)	729,000
Selling, general and administrative	522,000		522,000	1,513,000		1,513,000
Product development costs	114,000	10,000	124,000	415,000	27,000	442,000
Operating income (loss)	241,000	(693,000)	(452,000)	(128,000)	(1,098,000)	(1,226,000)
Net income (loss)	243,000	(693,000)	(450,000)	(123,000)	(1,098,000)	(1,221,000)
Net income (loss) per share:
Basic	$0.13	($0.37)	($0.24)	($0.07)	($0.59)	($0.66)
Diluted	$0.13	($0.37)	($0.24)	($0.07)	($0.59)	($0.66)

Condensed consolidated balance sheets (Restated)

	12/30/2017
	(Unaudited)
	As reported	Adjustment	As adjusted

Cash and marketable securities	$1,889,000		$1,889,000
Accounts receivable - trade	323,000		323,000
Inventory	1,403,000		1,403,000
Other current assets	112,000		112,000
Total current assets	3,727,000		3,727,000
Property and equipment, net	41,000		41,000
Total assets	$3,768,000		$3,768,000

Accounts payable	$76,000		$76,000
Accrued expenses and other current liabilities	240,000		240,000
Deferred revenue	-	764,000	764,000
Total current liabilities	316,000	764,000	1,080,000
Total stockholders’ equity	3,452,000	(764,000)	2,688,000
Total liabilities and stockholders’ equity	$3,768,000		$3,768,000

	3/31/2018			6/30/2018
	(Unaudited)			(Unaudited)
	As reported	Adjustment	As adjusted	As reported	Adjustment	As adjusted

Cash and marketable securities	$1,543,000		$1,543,000	$1,460,000		$1,460,000
Accounts receivable - trade	316,000		316,000	598,000		598,000
Inventory	1,475,000		1,475,000	1,555,000	(56,000)	1,499,000
Other current assets	140,000		140,000	172,000		172,000
Total current assets	3,474,000		3,474,000	3,785,000		3,729,000
Property and equipment, net	63,000		63,000	59,000		59,000
Total assets	$3,537,000		$3,537,000	$3,844,000		$3,788,000

Accounts payable	$80,000		$80,000	$131,000		$131,000
Accrued expenses and other current liabilities	345,000		345,000	350,000		350,000
Deferred revenue	-	890,000	890,000	-	1,527,000	1,527,000
Total current liabilities	425,000	890,000	1,315,000	481,000	1,527,000	2,008,000
Total stockholders’ equity	3,112,000	(890,000)	2,222,000	3,363,000	(1,583,000)	1,780,000
Total liabilities and stockholders’ equity	$3,537,000		$3,537,000	$3,844,000		$3,788,000

Technical Communications Corporation
100 Domino Driver
Concord, MA  01742 – 2892

Michael P. Malone
Chief Financial Office
(978) 287-5100
www.tccsecure.com